Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE Health reports 2013 financial results

and provides a Clinical Trial and FUNDING update

ALPHARETTA, GA, March 31, 2014 – SANUWAVE Health, Inc. (OTCQB: SNWV) today reported financial results for the year ended December 31, 2013 and provided a clinical trial and funding update. The Company will host a conference call tomorrow, April 1, 2014, at 10:00 a.m. Eastern Time.

Highlights:

●	Enrolled over ninety percent (90%) of the minimum required patients in the Phase III supplemental clinical trial using dermaPACE® for treating diabetic foot ulcers as of March 31, 2014.

●

Raised an aggregate $12.4 million in gross proceeds from the sale of the Company’s stock and warrants from a public offering which closed in July 2013 and from private placements which were completed in October 2013 and March 2014 including the conversion of the Company’s outstanding convertible notes into the March 2014 private placement.

●	Converted the Company’s senior secured notes with an original principal balance of $2.0 million to Company common stock and warrants in July, 2013.

●	Signed agreement with Wirthlin-Dentons to provide strategic advisory services for establishing distribution of the dermaPACE® device in the GCC (Gulf Cooperation Council region).

●	Obtained commercialization approval of the orthoPACE® device in South Korea and the dermaPACE® device in Australia and New Zealand.

●

Received two patents from the United States Patent and Trademark Office. The first for blood sterilization using SANUWAVE’s shockwave technology and the second for a new type of applicator that can be used in cardiovascular treatments.

●

Appointed Joseph Chiarelli as Chief Executive Officer and Daniel M. Jorgensen, MD, MPH, MBA as its Chief Medical Officer to oversee the Company’s clinical programs including the supplemental Phase III clinical trial for treating diabetic foot ulcers using the dermaPACE in the U.S., and

●	Expanded the Board of Directors with the addition of Alan L. Rubino, life science industry executive.

“When I joined SANUWAVE at the end of February 2013, we set a number of goals for the management team to accomplish during the following twelve months,” commented Joseph Chiarelli, Chief Executive Officer of SANUWAVE. “We have accomplished – or should complete very shortly - what we set out as our immediate objectives. During the past twelve months, not only have we started our supplemental Phase III clinical trial for dermaPACE, we have reached over 90% of our minimum target enrollment, we have expanded our global footprint, and have been laying the foundation for distribution and strategic partnerships.”

“We are also exceptionally pleased that with the completion of our recent $10.1 million in funding transactions, we have substantially improved our balance sheet and strengthened our financial stability. The support from RA Capital and our existing shareholders in these transactions allows us to complete the dermaPACE trial, pursue our growth strategies, and accelerate the timing for moving to a national exchange," added Mr. Chiarelli.

2013 Financial Results

Financial highlights for the year ended December 31, 2013 include (all comparisons are with the year ended December 31, 2012):

●	Revenue was $800,029, an increase of 4%.

●	Gross profit was $610,238 which, as a percentage of revenue, increased to 76%, up from 71% in 2012.

●	Research and development expenses, including the costs for the dermaPACE clinical study, were $2,296,662, an increase of $534,468, or 30%.

●	Cash used by operating activities was $3,924,204, a decrease of $365,917, or 9%.

Revenue for 2013 was $800,029, compared with $769,217 for 2012, an increase of $30,812, or 4%. Revenue resulted primarily from sales in Europe, Asia and Asia/Pacific of the Company’s dermaPACE and orthoPACE devices and related applicators. The increase in revenue for 2013 is primarily due to an increase in sales of applicators for 2013 as a result of more devices in use.

Research and development expenses for 2013 were $2,296,662, compared with $1,762,194 for 2012, an increase of $534,468, or 30%, due to the costs for the dermaPACE clinical study which started patient enrollment in June 2013.

General and administrative expenses for 2013 were $3,963,206, compared with $4,521,957 for 2012, a decrease of $558,751, or 12%. General and administrative expenses include non-cash stock-based compensation of $636,122 and $1,391,316 for 2013 and 2012, respectively, and non-cash cost for stock issued for consulting services of $1,014,267 and $0 for 2013 and 2012, respectively. Excluding the non-cash costs for stock-based compensation and consulting services above, general and administrative expenses were $2,312,817 for 2013, as compared to $3,130,641 for 2012, a decrease of $817,824, or 26%. The decrease was primarily due to a reduction in headcount in November 2012 which resulted in a decrease in expense in 2013, as compared to 2012.

The operating loss for 2013 was $5,975,961, compared with an operating loss of $6,062,323 for 2012. The net loss for 2013 was $11,299,721, or ($0.40) per basic and diluted share, compared to a net loss of $6,401,494, or ($0.30) per basic and diluted share, in 2012, an increase in the net loss of $4,898,227, or 76%. The increase in the net loss was primarily a result of the non-cash increase in the net expense for other income (expense) of $5,639,650 for 2013, as compared to 2012, for the accounting for the Company’s $2.0 million senior secured notes which were converted to equity in July 2013.

On December 31, 2013, the Company had cash and cash equivalents of $182,315 compared with $70,325 as of December 31, 2012, an increase of $111,990. For 2013, net cash used by operating activities was $3,924,204, primarily consisting of salaries, regulatory and clinical trial expense, research and development activities and general corporate operations, compared with $4,290,121 for 2012. Net cash provided by financing activities for 2013 was $4,035,122, which primarily consisted of the proceeds from subscriptions received for senior secured convertible promissory notes of $1,570,000, net proceeds from the public offering of $1,517,450 and proceeds from the private placements of $626,188.

As previously disclosed, on March 17, 2014, the Company completed a private offering of securities for an aggregate total purchase price of $9,280,000. In addition, the Company raised $815,000 through the issuance of unsecured 18% convertible promissory notes in the first quarter of 2014, which by their terms, converted into equity at the same terms as the private offering on March 17, 2014.

Conference Call

The Company will also host a conference call on Tuesday, April 1, 2014, beginning at 10:00 AM ET to discuss the 2013 financial results, provide a business update and answer questions.

Shareholders and other interested parties can participate in the conference call by dialing 877-407-9055 (U.S. and Canada) or 201-493-6743 (international).

A replay of the conference call will be available beginning two hours after its completion through April 8, 2014 by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 414704.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of noninvasive, biological response activating devices for the repair and regeneration of tissue, musculoskeletal and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, including new vascularization and microcirculatory improvement, helping to restore the body’s normal healing processes and regeneration. SANUWAVE intends to apply its PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE, is CE Marked and has Canadian device license approval for the treatment of the skin and subcutaneous soft tissue. In the U.S., dermaPACE is currently under the FDA’s Premarket Approval (PMA) review process for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe and Asia.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

DC Consulting, LLC

407-792-3333

investorinfo@dcconsultingllc.com

Investor Relations

RedChip Companies, Inc.

Mike Bowdoin, Vice President

800-733-2447, ext. 110

mike@redchip.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2013 and 2012

	2013	2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$182,315	$70,325
Accounts receivable - trade, net of allowance for doubtful accounts	139,736	87,826
Inventory	246,006	292,665
Prepaid expenses	75,020	128,495
TOTAL CURRENT ASSETS	643,077	579,311

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	13,267	32,842

OTHER ASSETS	11,444	11,358

INTANGIBLE ASSETS, at cost, less accumulated amortization	920,269	1,227,025
TOTAL ASSETS	$1,588,057	$1,850,536

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$935,028	$555,898
Accrued expenses	863,572	721,916
Accrued employee compensation	140,102	534,659
Convertible promissory note	147,775	-
Promissory notes	89,038	-
Subscriptions payable for Senior Secured Notes	-	438,516
Interest payable, related parties	163,729	81,864
Capital lease payable, current portion	3,951	4,933
Liabilities related to discontinued operations	-	655,061
TOTAL CURRENT LIABILITIES	2,343,195	2,992,847

NON-CURRENT LIABILITIES
Notes payable, related parties	5,372,743	5,372,743
Capital lease payable, non-current portion	-	3,951
TOTAL NON-CURRENT LIABILITIES	5,372,743	5,376,694
TOTAL LIABILITIES	7,715,938	8,369,541

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, par value $0.001, 5,000,000 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 150,000,000 shares authorized; 37,984,182 and 21,007,536 issued and outstanding at December 31, 2013 and 2012, respectively	37,984	21,008

ADDITIONAL PAID-IN CAPITAL	76,037,490	64,357,193

ACCUMULATED OTHER COMPREHENSIVE INCOME	6,688	13,116

ACCUMULATED DEFICIT	(82,210,043)	(70,910,322)
TOTAL STOCKHOLDERS' DEFICIT	(6,127,881)	(6,519,005)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,588,057	$1,850,536

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Years Ended December 31, 2013 and 2012

	2013	2012

REVENUE	$800,029	$769,217

COST OF REVENUE	189,791	220,257

GROSS PROFIT	610,238	548,960

OPERATING EXPENSES
Research and development	2,296,662	1,762,194
General and administrative	3,963,206	4,521,957
Depreciation	19,575	20,375
Amortization	306,756	306,757
TOTAL OPERATING EXPENSES	6,586,199	6,611,283

OPERATING LOSS	(5,975,961)	(6,062,323)

OTHER INCOME (EXPENSE)
Loss on embedded conversion feature of Senior Secured Notes	(2,373,813)	-
Loss on extinguishment of Senior Secured Notes	(1,073,572)	-
Accretion of interest and interest expense on Senior Secured Notes	(2,178,390)	(8,516)
Interest expense, net	(360,273)	(323,227)
Gain on sale of fixed assets	7,500	-
Loss on foreign currency exchange	(273)	(7,428)
TOTAL OTHER INCOME (EXPENSE)	(5,978,821)	(339,171)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11,954,782)	(6,401,494)

INCOME TAX EXPENSE	-	-

LOSS FROM CONTINUING OPERATIONS	(11,954,782)	(6,401,494)

DISCONTINUED OPERATIONS
Gain on discontinued operations liabilities adjustment, net of tax	655,061	-
INCOME FROM DISCONTINUED OPERATIONS	655,061	-

NET LOSS	(11,299,721)	(6,401,494)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(6,428)	2,650
TOTAL COMPREHENSIVE LOSS	$(11,306,149)	$(6,398,844)

LOSS PER SHARE:
Loss from continuing operations - basic and diluted	$(0.42)	$(0.30)
Income from discontinued operations - basic and diluted	$0.02	$-
Net loss - basic and diluted	$(0.40)	$(0.30)

Weighted average shares outstanding - basic and diluted	28,132,134	20,915,869

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2013 and 2012

	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(11,299,721)	$(6,401,494)
Gain on discontinued operations liabilities adjustment	(655,061)	-
Loss from continuing operations	(11,954,782)	(6,401,494)
Adjustments to reconcile net loss from continuing operations to net cash used by operating activities
Amortization	306,756	306,757
Depreciation	19,575	20,375
Change in allowance for doubtful accounts	(842)	(30,728)
Stock-based compensation - employees, directors and advisors	792,160	1,391,316
Stock issued for consulting services	1,014,267	-
Loss on embedded conversion feature of Senior Secured Notes	2,373,813	-
Accretion of interest and accrued interest on Senior Secured Notes	2,178,390	-
Loss on extinguishment of Senior Secured Notes	1,073,572	-
Gain on sale of property and equipment	(7,500)	-
Changes in assets - (increase)/decrease
Accounts receivable - trade	(51,068)	24,467
Inventory	46,659	103,619
Prepaid expenses	53,475	34,480
Due from Pulse Veterinary Technologies, LLC	-	27,837
Other	(86)	(8,166)
Changes in liabilities - increase/(decrease)
Accounts payable	379,130	(200,759)
Accrued employee compensation	(394,557)	(97,674)
Accrued expenses	141,656	531,333
Promissory notes - accrued interest	23,313	8,516
Interest payable	81,865	-
NET CASH USED BY OPERATING ACTIVITIES	(3,924,204)	(4,290,121)

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of property and equipment	7,500	-
Purchase of property and equipment	-	(2,011)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	7,500	(2,011)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from subscriptions payable for Senior Secured Notes	1,570,000	430,000
Proceeds from Public Offering, net	1,517,450	-
Proceeds from Private Placements	626,188	-
Proceeds from promissory notes	538,500	-
Proceeds from sale of capital stock - subscription agreement	75,000	25,000
Proceeds from employee stock option exercise	37,917	-
Payments of principal on promissory notes	(325,000)	-
Payments of principal on capital lease	(4,933)	(4,576)
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,035,122	450,424

EFFECT OF EXCHANGE RATES ON CASH	(6,428)	2,650

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	111,990	(3,839,058)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	70,325	3,909,383
CASH AND CASH EQUIVALENTS, END OF PERIOD	$182,315	$70,325

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